UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

Metacrine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39512	47-2297384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3985 Sorrento Valley Blvd., Suite C San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 369-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTCR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2022, Metacrine, Inc. (the “Company”) announced an estimate regarding its cash, cash equivalents and short-term investments as of December 31, 2021, and the Company’s belief that it has sufficient working capital to fund its current operating plan through the year ending December 31, 2023 (such information, the “Financial Condition Information”). The Financial Condition Information represents preliminary estimates based on currently available information and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2021 or the Company’s results of operations for the year ended December 31, 2021. The estimated cash, cash equivalents and short-term investments figure is preliminary, unaudited and subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash, cash equivalents and short-term investments figure.

On February 11, 2022, the Company issued a press release containing the Financial Condition Information, and announcing the Restructuring Plan (as defined and disclosed below under Item 2.05).  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information set forth in this Item 2.02, including Exhibit 99.1 attached hereto, is to be deemed furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 10, 2022, the Company implemented a restructuring plan (the “Restructuring Plan”) designed to reduce the Company’s operating expenses, preserve cash and align its resources to support the ongoing clinical development of MET642 in inflammatory bowel disease. As part of the Restructuring Plan, the Company has discontinued preclinical development of its hydroxysteroid dehydrogenase (“HSD”) program and implemented a staff reduction of approximately 50%, primarily consisting of the Company’s research organization. The Company estimates that it will incur aggregate costs related to the Restructuring Plan ranging from $1.1 million to $1.3 million, substantially all of which will consist of one-time charges arising from severance obligations, accelerated vesting of certain equity awards and other customary employee benefits payments in connection with the staff reduction, but will include third-party research and development expenses incidental to the discontinuation of the Company’s HSD program. Substantially all of the committed actions under the Restructuring Plan have been completed. The estimates of the costs the Company expects to incur, and the successful implementation of the restructuring activities pursuant to the Restructuring Plan, are subject to a number of assumptions, risks and uncertainties, and actual results may differ from the above-described estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Restructuring Plan.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, Kristina Burow informed the Board of Directors (the “Board”) of her resignation as a member of the Board, the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board, effective immediately. Ms. Burow’s resignation was not related to any disagreement with the Company over any of its operations, policies or practices. Effective immediately upon Ms. Burow’s resignation, the Board decreased the authorized number of directors from nine (9) to eight (8), and the number of directors comprising Class II of the Board from three (3) to two (2).

On February 10, 2022, effective immediately upon Ms. Burow’s resignation, the Board appointed Jeffrey Jonker, a current director, to the Audit Committee to fill the vacancy resulting from Ms. Burow’s resignation. The Board previously determined that Mr. Jonker qualifies as independent under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of The Nasdaq Stock Market (“Nasdaq”), and in connection with Mr. Jonker’s appointment to the Audit Committee further determined that he satisfies the additional requirements of financial literacy and audit committee independence for audit committee service under applicable SEC rules and regulations and Nasdaq listing standards.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, estimates of the Company’s cash, cash equivalents and short-term investments balance as of December 31, 2021; the Company’s belief that it has sufficient working capital to fund its current operating plan through the year ending 2023; the expected benefits of the Restructuring Plan, including its potential to reduce the Company’s operating expenses, preserve cash and align its resources to support the ongoing clinical development of MET642 in inflammatory bowel disease; estimates for expenses that will be incurred pursuant to the Restructuring Plan; statements about the Company’s plans and timing for initiating future clinical trials and studies; and anticipated near- and long-term drivers of value. Words such as “may,” “will,” “expect,” “plan,” “aim,” “projected,” “likely,” “anticipate,” “estimate,”

“intend,” “potential,” “prepare,” “perceived,” “believes” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions that may never materialize or prove to be incorrect. Each of these forward-looking statements involves risks and uncertainties, many of which may be beyond the Company’s control. Actual results may differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to: risks and uncertainties regarding regulatory approvals for MET642; potential delays in initiating, enrolling or completing any clinical trials; potential adverse side effects or other safety risks associated with the Company’s product candidates; competition from third parties that are developing products for similar uses; the Company’s ability to obtain, maintain and protect its intellectual property; and the Company’s ability to successfully implement its Restructuring Plan, including realizing the expected cost savings and other benefits from implementation of the Restructuring Plan discussed in this Current Report on Form 8-K.  Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2021, and in the Company’s other filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this Current Report.

Exhibit Number	Description
99.1	Press release dated February 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Metacrine, Inc.

Date: February 11, 2022	By:	/s/ Patricia Millican
Patricia Millican
Chief Financial Officer

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